Exhibit 99.166

North Valley Bancorp NASDAQ: NOVB SANDLER O'NEILL & PARTNERS West Coast Financial Services Conference March 3, 2009 Michael Cushman President & CEO

Disclaimer Disclosure This presentation contains certain forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those stated herein. For a discussion of factors that could cause actual results to differ, please refer to the Company's periodic reports filed with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2008 (and in particular, the discussion of risk factors within that report) which should be considered when evaluating the business prospects of the Company.

Company Profile Founded in 1972 Holding Company for North Valley Bank Headquartered in Redding, California Total assets $880 million, as of December 31, 2008 27 banking offices serving nine counties NASDAQ: NOVB - since 1998

2008 Re-Cap Maintained strong capital ratios 12.75% total risk based capital 10.4% leverage ratio De-leveraged the Balance Sheet Reduced borrowings by $83.7 million Reduced the loan portfolio by $52.8 million construction portfolio by $89.0 million Deposit growth of $18.2 million Net charge-offs of $11.5 million Recorded a net loss of $1.794 million, or $0.24 per share

Summary of 2008 Operating Loss Net loss $1.8 million Provision for Loan Losses $12.1 million FNMA Preferred Stock Write-Off $3.3 million

Summary of Loan Loss Total Charge-Offs $11.8 million By Loan Type Construction $9.7 million Commercial $0.8 million Consumer $0.7 million CRE $0.5 million RE Mortgage $0.1 million

Loan Portfolio Management Strategy - early detection/quick resolution Strengthened the Credit Administration Team Reviewed the entire portfolio Stress tested the entire portfolio Updated appraisals Recognized impairment Enhanced the ALLL methodology

Loan Portfolio Risk Report Note # Primary Name Commitment Amount Description LTV Ratio Branch # Class Code DSCR Cap Rate Date Financial Strength XXX LLC $415,879.74 1st TD Sacramento 14.85% XX XX 4.10X 6.00% 2-08 1.75 XXX LLC $1,164,455.52 1st TD Redding 69.01% XX XX 1.79X 7.25% 9-08 1.50 XXX INC $439,467.00 1st TD Santa Rosa 35.15% XX XX 2.70X 8.75% 7-08 1.00

Migration of NPL's/OREO 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr NPL $25,750 $22,580 $20,190 $18,936 OREO $902 $8,208 $5,852 $10,438

Loan Portfolio Consumer Home Equity RE-Mortgage Commercial RE-Construction 2007 - $746 $39 $41 $50 $94 $226 2008 - $693 $30 $45 $62 $93 $137

A & D/Construction Portfolio (000s) Constr-Residential Constr-Cmm'l Ind Whse Constr-Cmm'l Retail Constr-Cmm'l Other Land-Residential Land-Cmm'l Land-Other Devel-Res Single Family 12/31/08 Outstanding $31,774,254 $3,018,914 $2,402,703 $9,944,473 $47,500,228 $9,615,082 $4,407,630 $23,375,858 Average $992,945 $754,729 $800,901 $1,988,895 $1,217,954 $418,047 $2,203,815 $1,669,701

CRE Portfolio (000s) Cmm'l RE Office/Multi Ten Cmm'l RE Office/Owner Occup Cmm'l RE Ind/Whse Ten/Multi Ten Cmm'l RE Ind/Whse Ten/Own Occup Cmm'l RE Retail/Single Ten Cmm'l RE Retail/Multi-Ten Cmm'l RE/Mixed Use Cmm'l RE/Other Cmm'l Re/Multi Fam 5+ 12/31/08 Outstanding $79,757 $49,126 $9,284 $39,028 $21,126 $23,885 $24,810 $53,676 $26,406 Average $973 $372 $387 $610 $391 $597 $564 $571 $852

Change in the High Risk Loan Types (millions) Loan Type 12/31/07 12/31/08 % Change Residential Projects $86.9 $35.4 ($51.5) A & D $39.4 $23.7 ($15.7) CRE Construction $34.4 $15.4 ($19.0)

Portfolio Risks What are they? Weak Economy Real Estate - high inventory/low sales volume We are not exposed to: Retail Shopping Centers Agriculture Consumer - low level of risk

2009 Plan Prepared for another challenging year Maintain strong capital and liquidity levels Continue monitoring of the loan portfolio Reduce non-performing loans and OREO Reduce non-interest expense Planning for the future

Capital Ratios - North Valley Bank Total Risk Based Capital 12/31/08 12.46% 9/30/08 12.50% 6/30/08 12.15% 3/31/08 12.01% Well Capitalized Minimum Ratio 10.0%% Adequately Capitalized Minimum Ratio 8.0% 12/31/08 11.21% 9/30/08 11.30% 6/30/08 10.89% 3/31/08 10.74% Well Capitalized Minimum Ratio 6.0% Adequately Capitalized Minimum Ratio 4.0% 12/31/08 10.64% 9/30/08 10.57% 6/30/08 10.44% 3/31/08 10.44% Well Capitalized Minimum Ratio 5.0% Adequately Capitalized Minimum Ratio 4.0%